UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014 (May 7, 2014)

SCI ENGINEERED MATERIALS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-31641

Ohio	31-1210318
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2839 Charter Street, Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 486-0261

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a), (b) The Audit Committee of the Board of Directors (the "Audit Committee") of SCI Engineered Materials, Inc. (the "Company") approved the engagement of GBQ Partners LLC ("GBQ") as the Company's independent registered public accounting firm for the year ending December 31, 2014. The Audit Committee also informed Crowe Horwath LLP (“Crowe”) that it was dismissed as the Company’s independent registered public accounting firm effective May 7, 2014.

Crowe’s audit reports on the Company's financial statements as of and for the years ended December 31, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012, respectively, and in the subsequent interim period through May 7, 2014, there were (i) no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Crowe with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC").

The Company requested that Crowe furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Crowe’s letter dated May 9, 2014, is attached as Exhibit 16.1 hereto.

In deciding to engage GBQ, the Audit Committee reviewed auditor independence and existing commercial relationships with GBQ, and concluded that GBQ has no commercial relationship with the Company that would impair its independence. During the years ended December 31, 2013, and 2012, and in the subsequent interim period through May 7, 2014 neither the Company nor anyone acting on its behalf has consulted with GBQ on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit

16.1	Letter of Crowe Horwath LLP dated May 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: May 12, 2014	By	/s/ Daniel Rooney
Daniel Rooney President and Chief Executive Officer